EXHIBIT 99.2

Investor
Presentation
NYSE: MILL

Forward Looking Statements
Certain statements in this presentation and elsewhere by Miller Energy Resources¸ Inc. are "forward-looking statements" within the meaning of the
Private Securities Litigation Reform Act of 1995. These forward-looking statements involve the implied assessment that the resources described can be profitably produced in the future, based on certain estimates and assumptions. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by
Miller Energy Resources, Inc. and described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the potential for Miller Energy to experience additional operating losses; high debt costs under its existing senior credit facility; potential limitations imposed by debt covenants under its senior credit facility on its growth and ability to meet business objectives; the need to enhance management, systems, accounting, controls and reporting performance; uncertainties related to the filing of its Form 10-K for 2011; litigation risks; its ability to perform under the terms of its oil and gas leases, and exploration licenses with the Alaska DNR, including meeting the funding or work commitments of those agreements; its ability to successfully acquire, integrate and exploit new productive assets in the future; its ability to recover proved undeveloped reserves and convert probable and possible reserves to proved reserves; risks associated with the hedging of commodity prices; its dependence on third party transportation facilities; concentration risk in the market for the oil we produce in Alaska; the impact of natural disasters on its Cook Inlet Basin operations; adverse effects of the national and global economic downturns on our profitability; the imprecise nature of its reserve estimates; drilling risks;
fluctuating oil and gas prices and the impact on results from operations; the need to discover or acquire new reserves in the future to avoid declines in production; differences between the present value of cash flows from proved reserves and the market value of those reserves; the existence within the industry of risks that may be uninsurable; constraints on production and costs of compliance that may arise from current and future environmental, FERC and other statutes, rules and regulations at the state and federal level; the impact that future legislation could have on access to tax incentives currently enjoyed by Miller; that no dividends may be paid on its common stock for some time; cashless exercise provisions of outstanding warrants; market overhang related to restricted securities and outstanding options, and warrants; the impact of non-cash gains and losses from derivative accounting on future financial results; and risks to non-affiliate shareholders arising from the substantial ownership positions of affiliates. Additional information on these and other factors, which could affect Miller's operations or financial results, are included in Miller Energy Resources, Inc.'s reports on file with
United States Securities and Exchange Commission including its Annual Report on Form 10-K, as amended, for the fiscal year ended April 30, 2013. Miller
Energy Resources, Inc.'s actual results could differ materially from those anticipated in these forward- looking statements as a result of a variety of factors, including those discussed in its periodic reports that are filed with the Securities and Exchange Commission and available on its Web site (www.sec.gov).
All forward-looking statements attributable to Miller Energy Resources or to persons acting on its behalf are expressly qualified in their entirety by these factors. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We assume no obligation to update forward-looking statements should circumstances or management's estimates or opinions change unless otherwise required under securities law.

Transaction Summary
Issuer:  Miller Energy Resources, Inc.
Security:  10.5% Series D Fixed Rate / Floating Rate Cumulative Redeemable Preferred Stock
Size:   $25,000,000
Book Runners:  MLV & Co. and Maxim Group LLC
Co-Managers:  Aegis Capital Corp, Dominick & Dominick LLC, Ladenburg Thalmann, National Securities Corporation, and Northland
   Capital Markets
Stated Yield:  10.5% per annum, Fixed-to-Floating after 5 years, payable quarterly in cash based on liquidation preference of $25 per share
Floating Rate:  Three-month LIBOR + the difference of 10.5% and the 5-year Treasury yield on the date prior to the announcement of the offering
Price:   $25.00
Initial Yield:  10.5%
Liquidation Preference: $25 per share, plus accrued but unpaid dividends
Call Provision:  Callable after five years at $25
Redemption:  No mandatory redemption, optional redemption by the Company upon a change of control
Conversion Rights: None; provided, however, that if the Company does not exercise its Redemption Right upon a change of control, the holders shall have a limited right to convert their shares into common stock at a predetermined ratio.
Voting Rights:  Generally will have no voting rights except for a listing default or failure to pay dividends
Use of Proceeds:                                 General corporate purposes

Production BOE/d
5,000
4,000
3,000
2,000
1,000
-
2009
2010
2011
2012
August 2013 Average
2013 year end (goal)

Company Snapshot
Stock Ticker (NYSE)	MILL
Price (9/18/2013)	$6.63
Market Capitalization (9/18/2013)	$288.9 MM
Shares Outstanding	43.7 MM
Institutions Insider Ownership	~34% 29.2%
Proved Oil Reserves (1P)	8.61 MMBOE
% of Proved Reserves / Oil	97.3%
Company Operated % of Net Production	100%
Lease & Exploratory Acres Alaska 720,724 Tennessee 49,530	770,254 GROSS ACRES
Total Resources SEC Case Strip	PV-10 $1.4 BILLION
Miller Energy Resources, Inc. is an oil and natural gas
exploration, production and drilling company operating in:
•Cook Inlet, Alaska
•Appalachian Basin, Tennessee
When Scott M. Boruff started working with Miller Energy in
2008 the price per share was $0.05 and the market cap
was less than $1.0 million. Since then shares have
appreciated more than 13,000%.
Miller Energy’s vertical integration and infrastructure
provides for complete control of the production process,
from drilling to producing to processing. Additional oil
production from WMRU and Redoubt Unit expect to add
$80/bbl to free cash flow.

Miller Energy
RESOURCES
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
05/2008
05/2009
05/2010
05/2011
05/2012
05/2013
Lease Sale $19MM to Atlas
Acquired KTO assets
NASDAQ Listing
IPO of Preferred Series C, NYSE listed
RU-1A online
RU-3 online
Rig 35 begins Redoubt Redevelopment
RU-2A online

Shareholder Value With Milestones
Pink
Sheets
Bulletin
Board
Acquired
ETC
Acquired
Alaska
Assets
Added 3 New
Independent Directors
Hired
KPMG as
Auditor
NYSE
Listing
Guggenheim
Financing
Apollo
Financing
RU-4
online
Apollo
Financing
amended

Investment Highlights
➢ Proven track record of Alaskan growth in last 3+ years
 ▪ Production increased from 133 BOED in December 2009 to an average of ~3,200 BOED in August 2013
 ▪ Successful development of 11 out of 12 reworked wells
➢ Low risk path to significant production growth
 ▪ Performance of reworked Redoubt wells has substantiated management theory that poor well performance under previous operators was related to well bore design and not reservoir issues
 ▪ Majority of targets in already productive fields
 ▪ New wells de-risked due to adjacent PUD locations
➢ Growth visibility with expected FY14 exit rate of 6,000 BOED
 ▪ Anticipating RU-5B & Sword results with potential production estimates of 1,150 BOED scheduled to come online by end of October
 ▪ 6 to 7 additional wells anticipated to be drilled by the end of FY14
➢ Favorable Alaskan environment
 ▪ State of Alaska continues to support drilling efforts (Cook Inlet Recovery Act):
 ▪ Up to 40% drilling rebates and 25% on yearly losses
 ▪ Local gas prices have ranged $6-22 per Mcf over the last 12 months
 ▪ Low development costs due to existing midstream infrastructure
➢ Incremental production takes advantage of operating efficiencies
➢ Team has been with assets for over 20 years

PUD
6.8 MMBOE
PV-10 $334MM
Total Reserves
53.9 MMBOE
SEC Case: PV-10 $1.4 Billion
Proved Reserves
8.6 MMBOE
SEC CASE: PV-10 $366.8MM
Large Drilling Inventory
PDP
1.8 MMBOE
PV-10
$32.8MM
PROBABLE (2P)
10.3 MMBOE
PV-10
$442.6MM
POSSIBLE (3P)
35.0 MMBOE
PV-10
$605.1MM
PROVED (1P)
8.6 MMBOE
PV-10
$367.2MM
Based on the RED April 2013 SEC Reserves at INO.com
Reserves - Proved with Upside

7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
BOEPD
FY13
August 2013 Average
FY14E

14
12
10
8
6
4
2
0
FY13
1H14E
2H14E
FY14E

Production Rate
PDP Potential
Near-Term Alaskan Asset Potential
+557%
+88%
• Majority of growth from development of existing and proven oil fields
* Includes RU-1, RU-2, RU-5, Sword 1, and Olson 1
** Includes WMRU-8, WMRU-9, Sabre 1, RU-8, RU-9, Olson 2, and Otter 1

*
**

Net Asset Value
$1 Billion
$500 mm
$0
2007 Pacific Energy Purchase
▪$200mm+ of Infrastructure
▪~600,000 Lease & Exploration Acres
▪10 Wells~5000 BOED
▪Reserves
▪Chevron Operated Properties
▪Corsair Lease
▪Cook Inlet Pipeline
▪$500mm Debt
▪Abandonment Liabilities
Miller Purchases Select Assets
Miller Leaves Behind Substantial Liabilities From Pacific Energy Alaskan Portfolio
2009 Miller Purchase
▪$200mm of Infrastructure
▪~600,000 Lease & Exploration Acres
▪10 Wells~5000 BOED
▪Reserves
▪Osprey Abandonment Liabilities
Net Assets
Net Liabilities

History of Alaska Acquisition
Approximately $200mm in midstream infrastructure and over $300mm in proven reserves purchased at auction for $4.5 million in 2009

▪ Includes multiple behind pipe and previously producing wells
▪ 11 for 12 success on completed projects to date
Previously
Producing
Redevelopment
Low Risk Development
Operating Expertise
▪ At acquisition, 15 previously producing wells could be worked over for low cost and with lower risk
▪ Four WMRU wells, six redoubt unit wells, and one west foreland well have been successfully worked over
▪ The Cook Inlet management team operated these assets for ~20 years
▪ Plan for addressing previous operator mistakes
▪ Added senior G & G team and drilling team
Tax Credits
▪ 40% of drilling and exploration costs and 20% of other capital costs are refunded by the state of Alaska plus 25% of net losses
▪ ~$8 MM paid by state to CIE, ~$24 MM pending
▪ In place owned infrastructure to support multi year production program
▪ Estimated $5 per barrel LOE for incremental oil production
Significant
Infrastructure
Large Land Position
▪ Located in one of the largest oil fields in the U.S.
▪ ~ 600,000 lease & exploration acres
▪ Acquired additional 150,000 lease and exploration acres
Alaska Acquisition Highlights

Map of Locations - Cook Inlet, Alaska

3-MILE CREEK
ANCHORAGE
WEST MCARTHUR RIVER UNIT
WEST FORELAND GAS FIELD
OSPREY PLATFORM
KUSTATAN PRODUCTION FACILITY
EARTH IMAGE BY NASA

Alaska - Osprey Platform
▪Modern state of the art facility
▪Located 3.5 miles South East of
 the Kustatan Production
 Facility
▪Located in only 60’ of water
▪Originally designed for 21 wells
 producing 25,000 BOED
▪Has additional room for 13
 wells targeting areas to the
 north and south of the
 developed structure
▪Transfers crude oil via sub-sea
 8” or 6” pipeline to Kustatan
 Production Facility
▪Includes living
 accommodations, kitchen,
 cafeteria, control room &
 helicopter pad

Alaska - West McArthur River Unit
▪Two onsite wells producing over
 600 BOED brought back into
 production in 2010
▪Originally developed for seven
 well sites
▪Has potential to target untapped
 gas sands, which overlay much of
 the surrounding structures
▪Includes living accommodations,
 kitchen & cafeteria
▪Has capacity to store 12,000
 barrels of crude oil

Alaska - Kustatan Production Facility
▪Processes crude oil and natural
 gas from Osprey Platform
▪Onsite natural gas well brought
 online in 2010 to power the
 facility
▪Produces sales quality oil per
 Cook Inlet Pipeline specs
▪Provides electrical power for
 Osprey Platform and WMRU
▪Seven buildings contain
 equipment for pigging, crude
 heating, separation, water
 pumping, gas/oil handling, power
 generation and the control room
▪Tank farm contains 5 - 10,000
 barrel tanks

RESTRICTED FLOW PATH

ESP
FLOW RESTRICTION: LLC VALVE

UN-RESTRICTED FLOW PATH

ESP
NO FLOW RESTRICTION

Miller Thesis - Original Completions Incorrect
• Completed optimization
 on RU-7
• Flow rates increased
 over 100%
• Annual decline curve
 decreased from 27% to
 10%
• Bottom hole flowing
 pressure doubled
• PV-10 increased 3x
• Plan to optimize all RU
 wells
Highlights

Miller Thesis Validation - RU-2A Sidetrack
Rework Completed	June 20, 2013
Cash Cost	$13.3MM
Pre-Miller Production	91 BOED
Post-Miller Production	1,281 BOED
Production	Avg daily production - 1,268 BOED* Almost 92,000 bbls produced post workover*
Remaining Recoverable Oil	1.035MM bbls (net reserves)**
PV-10	$67.9MM**
Quarterly Revenue & Free Cash Flow	> $10MM; $8MM added to free cash flow
Estimated payback in approximately 90 days (including 40% tax credits from
State of Alaska, using average sales price of $101.53 for fiscal 2013)
*June 21 - August 31, 2013.
**Our IP figures, well log indications, increased bottom hole flowing pressure and favorable up dip location suggest these estimates will dramatically increase.

2002 - 2007 decline rate =
Post WO decline rate =
10.1% /yr
Oil Production (bbl/day)
10000
1000
100
10
1
1/1/11
2/1/11
3/1/11
4/1/11
5/1/11
6/1/11
7/1/11
8/1/11
9/1/11
10/1/...
11/1/...
12/1/...
1/1/12
2/1/12
3/1/12
4/1/12
5/1/12
6/1/12
7/1/12
8/1/12
9/1/12
10/1/...
11/1/...
12/1/...
1/1/13
2/1/13
3/1/13
4/1/13

Miller Thesis Validation - RU-7 Case
RU-7	Previous Operator	Miller Energy
Steady State Production	<100 BOED	230 BOED (2011) 190 BOED (2013)
PSI	1,200 lbs.	2,500 lbs.
PV 10 Reserves	$4MM	$20MM
Lifting Costs	$70/bbl	$29/bbl
Annual Decline	27%	10%
•  Rework completed:
 Q2 2012
•  Cash cost of rework:
 $1.4MM
• Produced over
 137,000 bbls post
 work over
• Current PV-10
 reserved on RU-7 are
 $15.0MM
• EUR increases by over
 200,000 barrels

Average Daily Production

Well	8/13 Average Daily Production (BOE)	4/30/13 RED Gross Reserves (MBOE)
RU-1A	754.0*	531.5
RU-2A	1,237.0	1,348.2
RU-3 Gas	287.0	10.4
RU-4 Gas	103.2	18.3
RU-5B	0.0	1,124.7
RU-7	186.0	278.8
WMRU-1A	0.0	31.3
WMRU-2A	0.0	0.0
WMRU-5	326.0	574.4
WMRU-6	331.5	481.2
WF-2L	29.7	12.1
WF-2U	0.0	10.1
Alaska Total	3,254.4	4,421.0
Tennessee	224.9	165.7
MILL Total	3,479.3	4,586.7
* Average over the 14-day period after well completion in August

Miller Energy RESOURCES

O.E. CHAMBERS LEASE
KANE LEASE
SCOTT COUNTY
CAMPBELL COUNTY
ROANE COUNTY

Tennessee Development Strategy
• Largest owner/operator of wells in Tennessee
 ✓ over 49,000 acres
• Reworking existing stripper wells
 ✓ Upgrade/replace lift systems, acid stimulation, etc
•  Own & operate drill rigs and 100% of production
 ✓ Over 45 years experience
 ✓ Low operating costs
•  Exploit our Mississippi lime oil
 ✓ Similar formation and opportunity in Southern Kansas/Oklahoma
• First horizontal MS well drilled and completed 1/14/13
•  25+ horizontal drilling targets identified
 ✓ 2,000-3,000 foot horizontal, 10-30 stage fracs
 ✓ 3 weeks @ a cost of ~$1.1 million per well
 ✓ 1st horizontal east of Mississippi

Net Reserve Potential (MBOE)
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
PDP
Completed Sidetracks
Additional Sidetracks
Probable Oil Targets
Possible Gas Targets

Long-Term Inventory Visibility
•44 MMBOE potential from 63 non-proved locations
Proved Reserves + Drillable Locations (4/30/13)
Target	Proved Locations			Non-Proved Locations
Redoubt	4	3	3	7
West McArthur River/ Saber/ Sword	3			5	1
Shallow Gas Plays	5				50

Sources & Uses/Pro Forma Capitalization
Uses ($MM)
Cash to Balance Sheet	$23.25
Estimated Fees & Expenses	$1.75
Total	$25.0
Sources ($MM)
Series D Preferred Stock	$25.0
Total	$25.0
Capitalization
(dollars in thousands)	As Of 7/31/2013
	Actual	As Adjusted*
Cash And Equivalents	$3,125	$26,375

Debt (including current portion)**	$57,577	$57,577
Common Stock	4.0	4.0
Pref. Stock, Redeemable***	53,663	78,663
Additional Paid In Capital	89,913	89,913
Retained Earnings	191,276	189,526
Total Capitalization	$392,433	$415,683

Pro Forma only for this transaction
Includes our Series B Cumulative Redeemable Preferred Stock
Includes our 10.75% Series C Cumulative Redeemable Preferred Stock
 *
**
***

Recent Developments
• 8/17/13 - Brought RU-1A oil well online with IP of over 700 BOED
• 8/5/13 - Apollo credit facility - Available credit increases by $20MM; interest rate on new funds reduced from 18% to 9%
• 8/5/13 - Drilling update - RU-1A enters completion phase, Sword & Olson
 Creek wells are over halfway to total depth
• 7/29/13 - Marceau Schlumberger added to board
• 7/15/13 - Announced 21-day average production rate of 1,314 BOED from
 RU-2A oil well
• 6/24/13 - Successfully brought RU-2A sidetrack well online - initial daily production rate (IP) of 1,281 barrels of oil per day

Investment Summary
Significant Asset Base	▪ 8.611MMBOE of proved reserves ▪ P1+P2+P3 PV-10 (SEC) of $1.414BN ▪ $295MM in shareholders equity (~ book value = $6.80/share)
Advantages of State-Of- the-Art Infrastructure
 ▪ Equipment and infrastructure in place to support significantly higher production volumes
 ▪ Able to maintain low operating costs + low incremental lifting costs
 ▪ $230MM+ appraised value and $500MM+ replacement value

Value Driven Growth Strategy	▪ Strong foundation in place built on low cost / high value acquisitions ▪ Efficient low cost operators ▪ Alignment between shareholders and management
Advantages of Being in Alaska	▪ Favorable oil and natural gas prices ▪ Significant tax incentives for exploration and development
Large Undeveloped Oil Play
 ▪ Redoubt has significant potential not reflected in reserve report
 ▪ Fixing past mistakes and not taking true exploration risk
 ▪ Multiple oil plays around large, developed fields
 ▪ Initial work over results very positive

Appendix

Management Bios
• Deloy Miller, Age 66 Mr. Miller, our founder, has been Chairman of the Board of Directors since December 1996, and was Chief Executive Officer from 1967 to August 2008, and Chief Operating Officer from August 2008 to July 2013.
 Since then, Mr. Miller has been Executive Chairman of the Board of Directors. He is a seasoned gas and oil professional with more than 40 years of experience in the drilling and production business in the Appalachian basin. During his years as a drilling contractor, he acquired extensive geological knowledge of Tennessee and Kentucky and received training in the reading of well logs. Mr. Miller served two terms as president of the Tennessee Oil & Gas Association and in 1978 the organization named him the Tennessee Oil Man of the Year. He continues to serve on the board of that organization. Mr. Miller was appointed in 1978 by the Governor of Tennessee to be the petroleum industry's representative on the Tennessee Oil & Gas Board, the state agency that regulates gas and oil operations in the state.
 In 2011, Mr. Miller was appointed to the Federal Reserve Bank of Atlanta's Energy Advisory Council for a two-year term. Mr. Miller is the father-in-law of Mr. Boruff.
• Scott M. Boruff, Age 50 Mr. Boruff has served as a director and our Chief Executive Officer since August 2008. Prior to joining our company, Mr. Boruff was a licensed investment banker. He served as a director from 2006 to 2007 of
 Cresta Capital Strategies, LLC, a New York investment banking firm that was responsible for closing transactions in the
 $150 to $200 million category. Mr. Boruff specialized in investment banking consulting services that included structuring of direct financings, recapitalizations, mergers and acquisitions, and strategic planning with an emphasis in the gas and oil field. As a commercial real estate broker for over 20 years, Mr. Boruff developed condominium projects, hotels, convention centers, golf courses, apartments and residential subdivisions. From April 2009 until July
 2012, Mr. Boruff was also a director and 49% owner of Dimirak Securities Corporation, a broker-dealer and member of
 FINRA.  In July 2012, Mr. Boruff sold his interest in Dimirak and is no longer an owner of that company. See “Certain
 Relationships and Related Parties” appearing later in this Annual Report.  Mr. Boruff holds a Bachelor of Science in
 Business Administration from East Tennessee State University. Mr. Boruff is the son-in-law of Mr. Miller.

Management Bios
• David J. Voyticky, Age 44 Mr. Voyticky has been a member of our Board of Directors since April 2010, our President since June 2011, and our Acting Chief Financial Officer since September 2011.  Mr. Voyticky has over 15 years of domestic and international mergers and acquisitions, restructuring and financing experience.  From August 2005 to
 June 2011, Mr. Voyticky was an independent consultant to companies in the middle market on value maximization strategies, providing strategic and capital markets advice to high growth businesses. He served as a vice president with
 Goldman, Sachs & Co. from June 2000 to May 2002, a vice president of Houlihan Lokey Howard & Zukin Capital, Inc. in
 Los Angeles from July 2002 to January 2005, and an associate with J.P. Morgan in London and New York from June
 1996 to May 2000.  During that period, he advised public and private domestic and multinational corporations and financial sponsors on mergers, acquisitions, divestitures, joint ventures, cross-border transactions, anti-raid (defense)
 preparation and capital-raising activities. Mr. Voyticky designed and was a founding partner of Red Mountain Capital
 Partners. From December 2005 through June 2006, Mr. Voyticky was a partner in the $300 million re-launch of
 Chapman Capital L.L.C., an activist hedge fund focused on publicly traded middle market companies. He served on the
 Board of Directors of Best Energy Services, Inc. from January 2010 to February 2011. In July 2011, Mr. Voyticky was
 named to the board of a biotechnology company, Genesis Biopharma, Inc., a position he resigned from in mid-August,
 2013. In January 2012, Mr. Voyticky was named to the board of Mosquito Consolidated Gold Mines, Ltd. Mr. Voyticky received a J.D. and a M.B.A degree from the University of Michigan and a Masters in International Policy and
 Economics from the Ford School at the University of Michigan. He also received a Bachelor of Arts in Philosophy from
 Pomona College.
• David M. Hall, Age 44  Mr. Hall has served as our Chief Operating Officer since July 2013. He has been the Chief
 Executive Officer of our Cook Inlet Energy subsidiary and member of our Board of Directors since December 2009. Mr.
 Hall was the former Vice President and General Manager of Alaska Operations, Pacific Energy Resources Ltd. from
 January 2008 to December 2009. Before that time, from 2000 to 2008, he served as the Production Foreman and Lead
 Operator in Alaska for Forest Oil Corp, rising to Production Manager for all of Alaska operation for Forest Oil.

Miller Energy
RESOURCES

GRANITE POINT
NICOLAI CREEK
MARATHON FACILITY
GRANITE POINT FIELD
BRUCE
ANNA
GRANITE POINT
SPARK
TRADING BAY FIELD
SPURR
MONOPOD
MIDDLE GROUND SHOAL FIELD
KING SALMON
BAKER
GRAYLING
STEELHEAD
A
XTO ENERGY FACILITY
DOLLY VARDEN
C
TRADING BAY
WEST McARTHUR RIVER
WEST FORELANDS #1
McARTHUR RIVER FIELD
DILLON
KPL JUNCTION
NIKISKI
OSPREY
KUSTATAN ONSHORE FACILITY
REDOUBT BAY
20" KNPL
MARATHON
KENAI
CANNERY LOOP GAS FIELD
KENAI GAS FIELD
CHRISTY LEE LOADING FACILITY

Alaska-Existing Platforms & Pipelines

Miller Energy RESOURCES

Cook Inlet Units and Producing Fields
Cook Inlet
State Unit
Non-Producing Unit
State/Native Unit
Native Unit
Federal Unit
Federal/State Unit
Federal/Native Unit
Gas Storage Lease
Pipeline
Alaska Seaward Boundary
0 2.5 5 10 Miles

Majors out, Independents In
• Apache, Armstrong, Buccaneer, Furie, Hilcorp, Linc, Nordaq
• Million+ acres acquired recently plus $500MM+ commitment to exploration/production
• 2 Offshore Jack-Up Rigs Operating in Summer 2013
Premium Natural Gas Prices
• 100% to 400% premium to Lower 48
• Ability to negotiate directly with end users
Proven, Large and Under-explored basin
• Estimated 600 MMBO & 19 TCF gas still in place (USGS study)
• Last major gas discovery: 1979
• 1.4 billion+ barrels of oil and 9.4 trillion cubic feet of natural gas produced cumulatively
• Field size distribution indicates basin still broadly underexplored
• 3D seismic still not applied broadly
• Multiple large untested structures with stacked pays
• 1.3BN BOE yet-to-find potential
Cash incentives (ACES)
• Capital Credits: 40% of qualified capital expenditures
• Loss Carry Forward (LCF): 25% of previous year’s direct lease expenditures
• Cook Inlet does not have any crude oil tax
Alaska Advantages

148.8 MMBO
Granite Point
Trading Bay
103.5 MMBO
McArthur River
634.3 MMBO
200.2 MMBO
W. McArthur River
13.09 MMBO
Middle Ground Shoal
2.5 MMBO
Swanson River
Beaver Creek
Redoubt Shoal Area
0
5

Redoubt Shoal:
• Proved developed producing
• On trend with largest
   productive field in the Cook Inlet
• Originally estimated 70-100
   MMBOE, OOIP in two fault
   blocks
• OOIP estimate only includes 2
   out of 6 fault blocks
• Redoubt Field, largest
   undeveloped field?
• Similar geological
   characteristics as adjacent fields
Cook Inlet Field(s) Comparison

Miller Energy RESOURCES

8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
REDOUBT
SABRE
WMRU
REDRILLS ON RU 1A, 2A, 3A, 4B & 5B
RU 8–10 ONLINE
WMRU 7A GAS RECOMPLETION
RU 7 ESP SWAP
WMRU 8 ONLINE
SABRE 2 ONLINE
WMRU 5 & 6 REPAIRS
SABRE 1 ONLINE
SWORD ONLINE
WMRU 9 ONLINE

Existing Fields - Development Impact

W. McArthur River
Middle Ground Shoal
Swanson River
Beaver Creek
Redoubt Unit

Z values (Depth)
HEMLOCK

•  Proved, producing Field, existing infrastructure
•  100% working interest
•  Ralph E Davis booked reserves
•  1P = 5.85 MMBOE
•  2P = 5.16 MMBOE
•  3P = 0.99 MMBOE
•  Multiple pay sands and on trend with adjacent
    McArthur River Field (produced over 643 MMBOE)
•  Many identified targets (5 WO, 13 new wells)
Alaska - Redoubt Unit Field (Osprey)
• OOIP:    70-100 MMBOE (partial)
• Cum Production : ~ 2.5 MMBOE
• Avg Porosity:  11-13%
• Avg Initial Prod:  ~1,000 BOED
• Avg Annual Decline: 10% (Miller)
• Avg EUR (estimate): ~ 1 MMBOE
• Avg New Well Capex: $10 MM (Net)
• Avg IRR (New Well): ~350%
Highlights

Miller Energy RESOURCES

NORTH STEP OUT 2
NORTH STEP OUT 1
NORTHERN
07N R014W
T007N R
CENTRAL
REDOUBT SHOAL
SOUTHERN
SOUTH STEP OUT

• Positive DST tests in North & South Step
 Outs in 1960s
• RU-1 drilled in Central fault in 2001
 • 1,089 IP & 10MM bbls PUD
• RU-2 drilled in South fault 2002
 • 1,954 IP & 40MM bbls PUD
• Wells have initial production
 characteristics of other fields in Cook
 Inlet; but different completions
• Operator experienced reduction in flow
 rates & bottom hole flowing pressure
• RU-1, 2, 3, 5 experience casing failures
 and other performance issues
• Reserves from Central & Southern fault
 blocks reduced to 6MM bbls PUD
Highlights
Redoubt Shoal Hemlock Structure Map

AOGCC
West McArthur River Unit
Trading Bay Unit
West McArthur River Unit
Cook Inlet
Cook Inlet, Alaska
Cook Inlet

MCARTHUR RIVE
RTHUR RIVER
Sabre (Estimate 15-25 MBBS)
Sword
WMRU currently producers
08N R014W
WEST FORLAND GAS

• Orig Oil in Place: 50-75 MMBOE
• Cum Production: ~ 13.09 MMBOE
• Avg Porosity:  11-14%
• Avg Initial Prod:  >1,500 BOED
• Avg Annual Decline:  10% (Miller)
• Avg EUR:  ~ 2 MMBOE
• Avg New Well Capex:  $9 MM (Net)
• Avg IRR: (New Well)  ~500%
•  Proved, producing Field, existing infrastructure
•  100% working interest
•  Ralph E Davis booked reserves*
•  1P = 2.60 MMBOE
•  2P = 2.19 MMBOE
•  Multiple pay sands and on trend with adjacent
 Trading Bay Field (produced over 103 MMBOE)
•  Many identified targets (3 WO, 3 new wells)
*Includes Sabre, Sword Reserves
Highlights
Alaska - West McArthur River Unit

Production Scenario Matrix
ANS Oil Price	1,000 BOED	2,000 BOED	3,000 BOED	4,000 BOED
$90/bbl	$22.4	$44.8	$67.2	$89.6
$100/bbl	$25.2	$50.3	$75.5	$100.6
$110/bbl	$27.9	$55.8	$83.7	$111.7
Hypothetical Incremental 1 Year EBITDAX from Incremental Alaskan Oil Production
(based on 15% annual decline curve)

Reducing Our Cost of Capital
2013
2012
2011
2010
2009
• $20MM at 9% under Senior Credit Facility with Apollo Investment Corp.
• At-the-Market Agreement with MLV for sales of Series C Preferred Stock
• Series C 10.75% Perpetual Preferred (NYSE:MILL.C)
 • $25/share face value
 • $10/share conversion price callable at $15/share
• Series B Preferred Stock with accredited investors
• $100MM 5-Year Senior Secured Credit Facility by Apollo Investment Corp. at 18%
• Series A Preferred Stock with accredited investors (fully redeemed)
•  $100MM Credit Facility with Guggenheim Corporate Funding, LLC, Citi, and Bristol Investment Fund
• $5MM line of credit with Plains Capital Bank personally guaranteed by Scott Boruff and Deloy Miller
• Private placement of common stock at $3.50/share to accredited investors
• Private placement of common stock at $1.00/share to accredited investors
• 6% convertible note program with accredited investors
• Miller Energy Income 2009-A, LP program with accredited investors

Contact
Miller Energy Resources, Inc.
9721 Cogdill Road, Suite 302
Knoxville, TN 37932-3425
Phone: 865-223-6575
info@millerenergyresources.com
www.millerenergyresources.com

Investor Relations
MZ Group - North America
Derek Gradwell
SVP, Natural Resources
Phone: 949-259-4995
dgradwell@mzgroup.us
www.mzgroup.us